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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 30, 1998


                             DELTA AIR LINES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       1-5424                  58-0218548
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  (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


       Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (404) 715-2600
                                                           --------------



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS
--------------------

        On April 30, 1998, Delta Air Lines, Inc. ("Delta" or the "Company") issued a press release ("Press Release") announcing that Delta is entering into a marketing alliance (the "Alliance") with United Air Lines, Inc. A copy of the Press Release is attached hereto as Exhibit 99.1.

        Exhibit 99.2 is a cautionary statement applicable to forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which Delta may make about the Company and its business, including the Alliance.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

Exhibit No.                              Description
-----------                              -----------

  99.1                                   Press Release
  99.2                                   Cautionary Statement

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                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELTA AIR LINES, INC.

                                  BY:   /s/ Warren C. Jenson
                                        -----------------------
                                        Warren C. Jenson
                                        Executive Vice President &
                                          Chief Executive Officer

Date: April 30, 1998

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